Cash, Dividend and Loan Restrictions	12 Months Ended
Dec. 31, 2012
Cash Dividend and Loans Restrictions, Shareholders' Equity and Accumulated Other Comprehensive Income Net [Abstract]
Cash Dividend and Loan Restrictions

Note C    Cash, Dividend and Loan Restrictions

In the normal course of business, the Company and Seacoast National enter into agreements, or are subject to regulatory agreements that result in cash, debt and dividend restrictions. A summary of the most restrictive items follows:

Seacoast National is required to maintain average reserve balances with the Federal Reserve Bank. The average amount of those reserve balances was $67.5 million for 2012 and $18.3 million for 2011.

Under Federal Reserve regulation, Seacoast National is limited as to the amount it may loan to their affiliates, including the Company, unless such loans are collateralized by specified obligations. At December 31, 2012, the maximum amount available for transfer from Seacoast National to the Company in the form of loans approximated $33.9 million.

The approval of the Office of the Comptroller of the Currency (“OCC”) is required if the total of all dividends declared by a national bank in any calendar year exceeds the bank’s profits, as defined, for that year combined with its retained net profits for the preceding two calendar years. Under this restriction Seacoast National cannot distribute any dividends to the Company as of December 31, 2012, without prior approval of the OCC.